UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2021 (November 3, 2021)

NEOPHOTONICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35061	94-3253730
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

NeoPhotonics Corporation

3081 Zanker Road

San Jose, California 95134

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 232-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0025 par value	NPTN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Merger Agreement

On November 3, 2021, NeoPhotonics Corporation, a Delaware corporation (“NeoPhotonics”), Lumentum Holdings Inc., a Delaware corporation (“Lumentum”) and Neptune Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Lumentum (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).

Pursuant to the terms of the Merger Agreement, NeoPhotonics will be acquired by Lumentum through a merger of Merger Sub with and into NeoPhotonics (the “Merger”), with NeoPhotonics surviving the Merger as a wholly owned subsidiary of Lumentum.

Pursuant to the terms of the Merger Agreement, and subject to the terms and conditions set forth therein, at the effective time of the Merger (the “Effective Time”), each share of the common stock of NeoPhotonics (the “NeoPhotonics Common Stock”) issued and outstanding immediately prior to the Effective Time (other than (x) shares of NeoPhotonics Common Stock owned by Lumentum, NeoPhotonics, or any direct or indirect wholly owned subsidiary of Lumentum or NeoPhotonics or (y) shares of NeoPhotonics Common Stock owned by stockholders who have properly exercised and perfected appraisal rights under Delaware law, in each case immediately prior to the Effective Time), will be cancelled and extinguished and automatically converted into the right to receive $16.00 in cash, without interest (the “Merger Consideration”).

Pursuant to the terms of the Merger Agreement, (i) each NeoPhotonics restricted stock unit award (or portion thereof), that is outstanding and vested immediately prior to the Effective Time (including any portion that vests as a result of the Merger) (each, a “Cancelled NeoPhotonics RSU”) will be automatically cancelled and converted into the right to receive the Merger Consideration with respect to each share of NeoPhotonics Common Stock underlying such Cancelled NeoPhotonics RSU, less applicable tax withholding, and (ii) each NeoPhotonics restricted stock unit award (or portion thereof) that is outstanding and unvested as of immediately prior to the Effective Time (and does not vest as a result of the Merger) will be assumed by Lumentum (each, an “Assumed NeoPhotonics RSU”). Each Assumed NeoPhotonics RSU will be subject to substantially the same terms and conditions as applied to the related award of the NeoPhotonics restricted stock unit award immediately prior to the Effective Time, including the same vesting schedule, except that the number of shares of common stock of Lumentum subject to each Assumed NeoPhotonics RSU will be equal the product of (A) the number of shares of NeoPhotonics Common Stock underlying such unvested NeoPhotonics restricted stock unit award as of immediately prior to the Effective Time, multiplied by (B) the quotient obtained by dividing (i) the Merger Consideration by (ii) the average closing sale price for a share of common stock of Lumentum for a 10 trading day period ending on the last trading day immediately prior to the Effective Time (the “Equity Award Exchange Ratio”), rounded down to the nearest whole share.

Pursuant to the terms of the Merger Agreement, (i) each NeoPhotonics performance restricted stock unit award (or portion thereof), that is outstanding and vested immediately prior to the Effective Time (or vests as a result of the Merger) (each, a “Cancelled NeoPhotonics PRSU”) will be automatically cancelled and converted into the right to receive the Merger Consideration with respect to each share of NeoPhotonics Common Stock underlying such Cancelled NeoPhotonics PRSU that would have been issued to the holder of such Cancelled NeoPhotonics PRSU pursuant to the terms of the applicable NeoPhotonics performance restricted stock unit award agreement and the determination of the achievement of the applicable performance objectives was not yet determined as of the Effective Time, and (ii) each NeoPhotonics performance restricted stock unit award (or portion thereof) that is outstanding and unvested as of immediately prior to the Effective Time (and does not vest as a result of the Merger) (each, an “Assumed NeoPhotonics PRSU”), will be assumed by Lumentum. Each Assumed NeoPhotonics PRSU will be subject to substantially the same terms and conditions as applied to the related award of the NeoPhotonics performance restricted stock units immediately prior to the Effective Time, including the vesting schedule applicable thereto, except that the number of shares of common stock of Lumentum subject to each Assumed NeoPhotonics PRSU will be equal the product of (A) the number of shares of NeoPhotonics Common Stock underlying such unvested NeoPhotonics performance restricted stock unit award as of immediately prior to the Effective Time multiplied by (B) the Equity Award Exchange Ratio, rounded down to the nearest whole share.

Pursuant to the terms of the Merger Agreement, (i) each NeoPhotonics option (or portion thereof), that is outstanding and vested immediately prior to the Effective Time (or vests as a result of the Merger) (each, a “Cancelled NeoPhotonics Option”) will be automatically cancelled and converted into the right to receive, for each share of NeoPhotonics Common Stock underlying such Cancelled NeoPhotonics Option, a cash payment, less applicable tax withholding, equal to the excess (if any) of: (A) the Merger Consideration less (B) the exercise price per share of such Cancelled NeoPhotonics Option, and (ii) each NeoPhotonics option (or portion thereof) that is outstanding and unvested as of immediately prior to the Effective Time (and does not vest as a result of the Merger) will be assumed by Lumentum (each, an “Assumed NeoPhotonics Option”). Each Assumed NeoPhotonics

Option will be subject to substantially the same terms and conditions as applied to the related NeoPhotonics option immediately prior to the Effective Time, including the same vesting schedule applicable thereto, except that (A) the number of shares of common stock of Lumentum subject to each Assumed NeoPhotonics Option will be equal the product of (x) the number of shares of NeoPhotonics Common Stock underlying such unvested NeoPhotonics option as of immediately prior to the Effective Time multiplied by (y) the Equity Award Exchange Ratio, rounded down to the nearest whole share, and (B) the per share exercise price of such Assumed NeoPhotonics Option will equal (x) the per share exercise price of such unvested NeoPhotonics Option immediately prior to the Effective Time, divided by (y) the Equity Award Exchange Ratio, rounded up to the nearest cent.

Pursuant to the terms of the Merger Agreement, each NeoPhotonics stock appreciation unit (or portion thereof), that is outstanding and vested immediately prior to the Effective Time (each, a “Cancelled NeoPhotonics SAU”) will be automatically cancelled and converted into the right to receive, with respect to each share of NeoPhotonics Common Stock underlying such Cancelled NeoPhotonics SAU, a cash payment equal to the excess of: (A) the Merger Consideration, less (B) the exercise or base price per share of such Cancelled NeoPhotonics SAU, less applicable tax withholding.

The Boards of Directors of NeoPhotonics and Lumentum have unanimously approved the Merger and the Merger Agreement. The transaction is subject to customary closing conditions, including the absence of certain legal impediments, the expiration or termination of the required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and approval by the holders of a majority of the outstanding shares of Lumentum Common Stock and NeoPhotonics Common Stock. The transaction is not subject to any financing condition.

The Merger Agreement contains customary representations, warranties and covenants of NeoPhotonics, including, (i) covenants concerning the conduct of its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and the Effective Time, (ii) a covenant that, subject to certain exceptions, the Board of Directors of NeoPhotonics will recommend to its stockholders the adoption of the Merger Agreement, and (iii) a covenant that NeoPhotonics will not solicit, initiate, or knowingly encourage, knowingly facilitate or knowingly induce the making of an inquiry, offer or proposal that would reasonably be expected to lead to any Acquisition Proposal (as defined in the Merger Agreement).

The Merger Agreement contains certain mutual termination rights for both NeoPhotonics and Lumentum, including (i) if the Merger is not completed by August 3, 2022 (subject to an automatic extension first to November 3, 2022 and then to February 3, 2023, in each case, in order to obtain required regulatory approvals), (ii) if the approval of the NeoPhotonics stockholders is not obtained, and (iii) if the other party breaches its representations, warranties, covenants or agreements under the Merger Agreement in a way that would result in a failure of the other party’s condition to closing being satisfied (subject to certain procedures and cure periods). In addition, the Merger Agreement provides that upon termination of the Merger Agreement under specified circumstances (including termination by NeoPhotonics to accept a superior proposal), NeoPhotonics may be required to pay Lumentum a termination fee of $27,500,000. The Merger Agreement further provides that upon termination of the Merger Agreement under specified circumstances related to antitrust approvals, Lumentum may be required to pay NeoPhotonics a termination fee of $55,100,000, and if Lumentum takes certain specified actions (including entering into any definitive agreement for an acquisition (by stock purchase, merger, consolidation, amalgamation, purchase of assets, license or otherwise) of any ownership interest or assets of any Person)) that cause a material delay in, or results in the failure of, the consummation of the Merger, Lumentum may be required to pay NeoPhotonics an additional termination fee of $36,700,000.

Lumentum has agreed to arrange for up to $50,000,000 in interim debt financing that is unsecured, subordinated to NeoPhotonics’s existing secured credit facility with Wells Fargo, has a two-year term and bears interest at the Prime Rate.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1. We encourage you to read the Merger Agreement for a more complete understanding of the transaction. The Merger Agreement has been attached as an exhibit to this report to provide investors and security holders with information regarding its terms. The Merger Agreement is not intended to provide any factual information about Lumentum, NeoPhotonics or Merger Sub.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) expectations regarding the timing, completion and expected benefits of the proposed transaction, (ii) plans, objectives and intentions with respect to future operations, customers and the market, and (iii) the expected impact of the proposed transaction on the business of the parties. Expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the transaction may not be completed in a timely manner or at all; the ability to secure regulatory approvals on the terms expected in a timely manner or at all; the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; the risk of litigation and/or regulatory actions related to the proposed transaction; potential impacts of the Covid-19 pandemic; changing supply and demand conditions in the industry; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in filings with the Securities and Exchange Commission, including reports filed on Form 10-K, 10-Q and 8-K and in other filings made by NeoPhotonics and Lumentum with the SEC from time to time and available at www.sec.gov. These forward looking statements are based on current expectations, and with regard to the proposed transaction, are based on Lumentum’s and NeoPhotonics’ current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by NeoPhotonics and Lumentum, all of which are subject to change.

The parties undertake no obligation to update the information contained in this communication or any other forward-looking statement.

Additional Information and Where to Find It

This communication is being made in respect of a proposed business combination involving Lumentum and NeoPhotonics. NeoPhotonics will file relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction, including a proxy statement on Schedule 14A. Under the proposed terms, promptly after filing its proxy statement with the SEC, NeoPhotonics will mail or otherwise make available the proxy statement and a proxy card to each stockholder entitled to vote at the annual meeting relating to the proposed transaction. NEOPHOTONICS STOCKHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

LUMENTUM AND NEOPHOTONICS URGE INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain these materials (when they are available and filed) free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Lumentum (when they become available) may be obtained free of charge on Lumentum’s website at www.lumentum.com or by contacting Lumentum’s Investor Relations Department at investor.relations@lumentum.com. Copies of documents filed with the SEC by NeoPhotonics (when they become available) may be obtained free of charge on NeoPhotonics’ website at https://ir.NeoPhotonics.com/ by contacting NeoPhotonics’ Investor Relations at ir@NeoPhotonics.com.

Participants in the Solicitation

The directors and executive officers of NeoPhotonics may be deemed to be participants in the solicitation of proxies from the stockholders of NeoPhotonics in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding NeoPhotonics’ directors and executive officers is also included in NeoPhotonics’ proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 16, 2021. These documents are available free of charge as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of November 3, 2021, by and among Lumentum Holdings Inc., Neptune Merger Sub, Inc. and NeoPhotonics Corporation

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but a copy will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEOPHOTONICS CORPORATION

Date: November 8, 2021	By:	/s/ Elizabeth Eby
Elizabeth Eby
Senior Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer)